Amplify Natural Resources Dividend Income ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Energy - 85.7%(a)
Antero Midstream Corp.	22,499	$339,510
APA Corp.	9,095	210,003
BP PLC - ADR	10,573	312,538
Canadian Natural Resources Ltd.	7,191	221,986
Cenovus Energy, Inc.	10,370	157,105
Cheniere Energy Partners LP	6,966	370,034
Chevron Corp.	1,571	227,544
Chord Energy Corp.	1,653	193,269
Civitas Resources, Inc.	4,334	198,801
Coterra Energy, Inc.	8,173	208,738
DT Midstream, Inc.	2,125	211,289
Enbridge, Inc.	8,576	363,880
Energy Transfer LP	26,100	511,299
Eni SpA - ADR	8,720	238,579
EnLink Midstream LLC	13,252	187,516
Enterprise Products Partners LP	13,649	428,033
Equinor ASA - ADR	10,736	254,336
Exxon Mobil Corp.	1,434	154,255
HF Sinclair Corp.	5,931	207,881
Kinder Morgan, Inc.	10,224	280,138
MPLX LP	9,674	462,998
Murphy Oil Corp.	6,164	186,523
Noble Corp. PLC	11,023	346,122
ONEOK, Inc.	2,307	231,623
Ovintiv, Inc.	4,166	168,723
Pembina Pipeline Corp.	6,131	226,540
Petroleo Brasileiro SA - ADR	46,738	601,051
Phillips 66	1,468	167,249
Plains All American Pipeline LP	23,595	403,003
Shell PLC - ADR	3,392	212,509
South Bow Corp.	17,537	413,347
Suncor Energy, Inc.	5,940	211,939
Sunoco LP	7,148	367,693
TC Energy Corp.	7,044	327,757
TotalEnergies SE - ADR	3,688	200,996
Valero Energy Corp.	1,323	162,186
Western Midstream Partners LP	13,281	510,389
Williams Cos., Inc.	3,798	205,548
		10,682,930

Materials - 13.6%
B2Gold Corp.	75,056	183,137
Dow, Inc.	5,761	231,189
Eastman Chemical Co.	1,546	141,181
FMC Corp.	3,281	159,489
ICL Group Ltd.	63,433	313,359
LyondellBasell Industries NV - Class A	3,717	276,061
Mosaic Co.	6,540	160,753
Nutrien Ltd.	5,165	231,134
		1,696,303
TOTAL COMMON STOCKS (Cost $12,421,312)		12,379,233

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (b)	86,109	86,109
TOTAL SHORT-TERM INVESTMENTS (Cost $86,109)		86,109

TOTAL INVESTMENTS - 100.0% (Cost $12,507,421)		12,465,342
Other Assets in Excess of Liabilities - 0.0% (c)		3,925
TOTAL NET ASSETS - 100.0%		$12,469,267
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
ASA - Advanced Subscription Agreement
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
SE - Societas Europeae
SpA - Societa per Azioni

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Natural Resources Dividend Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$12,379,233	$–	$–	$12,379,233
Money Market Funds	86,109	–	–	86,109
Total Investments	$12,465,342	$–	$–	$12,465,342

Refer to the Schedule of Investments for further disaggregation of investment categories.